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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 April 22, 2004

                        Integrated Silicon Solution, Inc.
                                 --------------
             (Exact name of registrant as specified in its charter)

           Delaware                     000-23084              77-0199971
           ---------                    ---------              ----------
(State or other jurisdiction           (Commission            (IRS Employer
      of incorporation)                File Number)        Identification No.)

                                2231 Lawson Lane
                             Santa Clara, California
                                      95054
                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (408) 969-6600


          (Former name or former address, if changed since last report)

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                                TABLE OF CONTENTS

     Item 7.  Financial Statements and Exhibits.

     Item 12. Results of Operations and Financial Condition.

     SIGNATURES

     INDEX TO EXHIBITS

     EXHIBIT 99.1


                                                                             -2-

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Item 7. Financial Statements and Exhibits

     (c) Exhibits.

     99.1 Press Release dated April 22, 2004

Item 12. Results of Operations and Financial Condition

     This information is being furnished pursuant to Item 12 - Results of Operations and Financial Condition - as provided in SEC Release No. 34-47226.

     On April 22, 2004, we announced the results of our operations for the fiscal quarter end March 31, 2004. The complete release is attached to this report as Exhibit 99.1.


                                                                             -3-

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           INTEGRATED SILICON SOLUTION, Inc.



Date:  April 22, 2004                      /s/ GARY L. FISCHER
                                           -------------------------------------
                                           Gary L. Fischer
                                           President, Chief Operating Officer
                                           and Chief Financial Officer

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                                INDEX TO EXHIBITS
                                -----------------

99.1   Press Release dated April 22, 2004